                                                                    EXHIBIT 23.1




                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Harbinger Corporation

We consent to the use of our report dated March 17, 1997, relating to the supplemental consolidated balance sheets of Harbinger Corporation as of December 31, 1996 and 1995, and the related supplemental consolidated statements of operations, shareholders' equity, and cash flows for each of the years in the three-year period ended December 31, 1996, and the related supplemental financial statement schedule, which reports appear in Harbinger Corporation's Current Report on Form 8-K filed on April 28, 1997 and are incorporated by reference in the Form S-8 registration statement of Harbinger Corporation.

Our reports dated March 17, 1997, included a reference to other auditors with respect to 1995, as those reports, as they relate to the 1995 combined financial statements for Supply Tech, Inc. and Supply Tech International, LLC which are included in the supplemental consolidated financial statements of Harbinger Corporation, are based solely on the report of the other auditors as it relates to the amounts included for Supply Tech, Inc. and Supply Tech International, LLC. Our reports dated March 17, 1997 also indicated that the financial statements of Harbinger Corporation and Supply Tech, Inc. and Supply Tech International, LLC for 1994 were audited by other auditors, although the reports also indicated that we audited the combination of the accompanying supplemental financial statements and supplemental financial statement schedule for 1994.



                                        KPMG PEAT MARWICK LLP

Atlanta, Georgia
June 26, 1997

                                                                    EXHIBIT 23.1





                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Harbinger Corporation:

We consent to the use of our reports dated February 14, 1997 relating to the consolidated balance sheets of Harbinger Corporation as of December 31, 1996 and 1995, and the related consolidated statements of operations, shareholders' equity, and cash flows for each of the years in the two-year period ended December 31, 1996 and the financial statement schedule included in Harbinger Corporation's Form 10-K for the year ended December 31, 1996 filed on March 31, 1997 and incorporated by reference in the Form S-8 registration statement of Harbinger Corporation.


                                              KPMG Peat Marwick LLP





Atlanta, Georgia
June 26, 1997

                                                                    EXHIBIT 23.1





                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Harbinger Corporation:

We consent to the use of our report dated February 7, 1997 relating to the balance sheets of Harbinger Net Services, LLC as of December 31, 1996 and 1995, and the related statements of operations, shareholders' equity, and cash flows for the periods ended December 31, 1996 and 1995 included in Harbinger Corporation's Current Report on Form 8-K/A Amendement No.1 filed on March 14, 1997 and incorporated by reference in the Form S-8 registration statement of Harbinger Corporation.


                                        KPMG Peat Marwick LLP





Atlanta, Georgia
June 26, 1997

                                                                    EXHIBIT 23.1





                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Harbinger Corporation:

We consent to the use of our report dated February 19, 1997 relating to the combined balance sheet of Supply Tech, Inc. and Supply Tech International, LLC as of December 31, 1996 and the related combined statements of operations, shareholders' equity (deficit), and cash flows for the year then ended included in Harbinger Corporation's Current Report on Form 8-K/A Amendment No. 1 filed on March 18, 1997 and incorporated by reference in the Form S-8 registration statement of Harbinger Corporation.


                                        KPMG Peat Marwick LLP





Atlanta, Georgia
June 26, 1997